Exhibit 10.5

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

                             - BRADLEY T. KATZUNG -



         This Second Amendment To Employment Agreement ("Amendment") is made effective as of the 1st day of January, 1998, by and between Saba Petroleum Company, a Delaware corporation ("Company"), and Bradley T. Katzung ("Employee") and amends and modifies that certain Employment Agreement ("Agreement") between the two parties dated November 8, 1993, and the first amendment to the Agreement dated April 15, 1994.

                                    Recitals

         A. WHEREAS, it is in the best interest of the Company to promote Employee to the position of Executive Vice President, General Manager - U.S. of Saba Petroleum Company, subject to and in accordance with the terms and provisions set forth below.

         B. WHEREAS, after review and consideration of the Agreement, Company and Employee agree to amend and modify the Agreement as set forth below:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Subject to the terms, conditions and provisions of the Agreement,  the
          Company  promotes  Employee  to  Executive   Vice-President,   General
          Manager-U.S. of Saba Petroleum Company.

     2. Annual salary for Employee will be $125,000.00 and will be reviewed on an annual basis on the anniversary date of the Agreement.

     3. The incentive bonus plan as described in Paragraph 4 of the first amendment to the Agreement will cease on December 31, 1997.

     4. All other terms and conditions of the Agreement, as amended, remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day first written above.

COMPANY:                                             EMPLOYEE:

Saba Petroleum Company,
a Delaware corporation

By:  _____________________                  ________________________
         Ilyas Chaudhary, Chairman/CEO               Bradley T. Katzung